UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        May 1, 2008
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 1, 2008, inTEST Corporation (the "Company") issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the first quarter ended March 31, 2008. The Company's press release is attached to this Current Report on Form 8-K ("Form 8-K") as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure

On May 1, 2008, during their webcast conference call to discuss its financial results for the first quarter ended March 31, 2008, Company representatives also described some of management's current strategies and expectations with respect to the Company's future performance. The full textual representation of the conference call is attached as Exhibit 99.2 to this Form 8-K and incorporated herein as reference.

The information in this Form 8-K, including the accompanying exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing. The information in this Form 8-K, including the accompanying exhibits, will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits:

99.1  Press Release, dated May 1, 2008
99.2  Textual representation of conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   May 2, 2008

Exhibit Index

99.1  Press Release, dated May 1, 2008
99.2  Textual representation of conference call